UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017 (December 21, 2017)

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania		15212-5858
(Address of principal executive offices)		(Zip Code)

412-315-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 21, 2017, management of Alcoa Corporation (“Alcoa” or the “Company”) approved the permanent closure of the Rockdale smelter (capacity of 191,000 metric-tons-per-year) in Texas effective immediately. The Rockdale smelter has been fully curtailed since the end of 2008. Management of Alcoa’s former parent company, Alcoa Inc. (ParentCo), decided to curtail the operating capacity of the Rockdale smelter in 2008 as a result of an uncompetitive power supply and then-overall unfavorable market conditions. In October 2017, management of Alcoa negotiated with the counterparty an early termination of the power supply contract, which was set to expire no earlier than 2038. As a result of the early termination, Alcoa initiated a strategic review of the smelter and other related operations, which include a casthouse and aluminum powder plant, at the Rockdale site. Under this review, management of Alcoa determined that the Rockdale operations have limited economic prospects. This conclusion was the basis for the decision to permanently close the operations at the Rockdale site. Demolition and remediation activities related to this action will begin in 2018 and are expected to be completed by the end of 2022.

As a result of this decision, Alcoa expects to record restructuring-related charges of $55 million (pre- and after-tax, or $0.30 per diluted share) in the fourth quarter of 2017. These charges include $38 million for asset impairments to write off the remaining carrying value of various fixed assets and inventories, $16 million for asset retirement obligations and environmental remediation resulting from the decision to permanently close and demolish these facilities and related infrastructure, and $1 million for employee layoff costs. Additionally, Alcoa expects to record holding costs and demolition expenses of $23 million (pre- and after-tax) as incurred during the subsequent five-year timeframe (2018 through 2022).

Expected future cash outlays over the next five years related to the closure of the Rockdale operations total $53 million, including $16 million in 2018. The $53 million is comprised of the $17 million in 2017 fourth quarter charges for asset retirement obligations and environmental remediation and employee layoff costs, $13 million related to previously accrued asset retirement obligations, and the $23 million in estimated future holding costs and demolition expenses.

Amounts related to this action are still being finalized. Additional details will be provided in Alcoa’s Annual Report on Form 10-K for the year ended December 31, 2017. Also, it is possible that charges in addition to those described above may be recognized in future periods.

Item 8.01	Other Events.

On December 21, 2017, Alcoa and Invitalia, which is an Italian government agency responsible for managing economic development, reached an agreement to transfer ownership of the Portovesme smelter (permanently closed in 2014) in Italy from the Company to Invitalia. As part of this agreement, Alcoa and the Italian government have settled certain pre-existing matters, including an energy tariff dispute that has been subject to ongoing litigation and a groundwater remediation project.

The energy tariff dispute refers to Italian Energy Authority Regulation 148/2004, on which a hearing was scheduled for May 2018, and relates to both Alcoa’s Portovesme and Fusina (permanently closed in 2013) smelters. At the end of 2015, ParentCo recorded a charge to establish a partial reserve of $40 million (€34 million) in this matter (the U.S. dollar amount reflects the effects of foreign currency movements since 2015), which Alcoa Corporation assumed on November 1, 2016. See Note M to the Consolidated Financial Statements included in Alcoa’s Quarterly Report on Form 10-Q for the period ended September 30, 2017 for a full description of this matter.

As a result of this agreement, Alcoa expects to reduce the previously established reserve for the Italian Energy Authority Regulation 148/2004 matter by $22 million (pre- and after-tax, or $0.12 per diluted share) in the fourth quarter of 2017. Additionally, Alcoa will retain previously accrued asset retirement obligations, which may be reduced upon Invitalia reaching certain milestones related to the future of the Portovesme smelter. Expected future cash outlays over the next five years related to this agreement total between $40 million and $50 million, including $10 million in 2018.

The carrying value of the assets related to the Portovesme site were previously written down to zero as a result of ParentCo’s decision in 2014 to permanently close the smelter.

Amounts related to this agreement are still being finalized. Additional details will be provided in Alcoa’s Annual Report on Form 10-K for the year ended December 31, 2017.

The information in Item 8.01 of this Current Report on Form 8-K is being filed in accordance with the provisions of General Instruction B.1 of Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) the inability to complete the closure, demolition and/or remediation activities as planned or within the time periods anticipated, whether due to changes in regulations, technology or other factors; (b) changes in preliminary accounting estimates due to the significant judgments and assumptions required; and (c) the other risk factors disclosed in Alcoa’s Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

By:	/s/ Molly S. Beerman
Molly S. Beerman Vice President and Controller

Date: December 28, 2017

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